Avista Corp. Business Update EEI Finance Meeting May 2008 NYSE: AVA www.avistacorp.com Exhibit 99.1

Company Overview
Headquartered in Spokane, Wash.
Core business is the utility
Generates, transmits and distributes
electricity and distributes natural gas
Has one of the smallest carbon
footprints in the United States
Non-regulated Subsidiary Advantage IQ
Provides utility, telecom and waste bill
processing, payment and information
services to multi-site companies
Utility Service Territory
Electric Customers 352,000
Gas Customers 311,000

2008 Highlights
New rates effective on January 1, 2008
Moody’s and S&P upgraded our corporate credit rating to investment grade
Filed General Rate Case in Washington on March 4, 2008
Electric rate increase of $36.6 million
Natural gas rate increase of $6.6 million
46.3% equity ratio and 10.8% ROE
Filed General Rate Case in Idaho on April 3, 2008
Idaho base rates last adjusted in October 2004
Electric rate increase of $32.3 million
Natural gas rate increase of $4.7 million
47.9% equity ratio and 10.8% ROE

2008 Highlights continued …
Issued $250 million of 5.95% first mortgage bonds on April 3, 2008
$273 million of 9.75% senior notes mature on June 1, 2008
Settled Oregon General Rate Case
Rate increase of $2.28 million
50.0% equity ratio and 10.0% ROE
Quarterly dividend increase of 10%
Acquired the development rights for a 50 MW wind power site located south of Reardan,
Wash. Expected to be completed in December 2011.
Capital budget continues to grow
Approximately $200 million in 2008

The economy in our service territory is well diversified and continues to grow
Healthcare, education, finance and tourism
provide an important balance
Strong commodity prices for wheat and
metals have led to a resurgence in agriculture
and mining
Housing prices have continued to rise
Spokane, Wash. ranked in the top 20 of all
metropolitan areas in the United States for largest
one-year percentage increase for all of 2007
Employment growth in the region continues to
outpace the national average by a wide margin
Employment Growth
12 months ending December 2007
(over previous December 2006)
0.9%
2.0%
2.2%
1.4%
4.0%
0%
1%
2%
3%
4%
5%
U.S. Job Growth State of
Washington
Spokane MSA State of Idaho Coeur d'Alene
MSA
Metropolitan Statistical Areas (MSA)

6 Responsible Resources

Avista is Long Resources Through 2010*
2008-2017
Annual Available Resource Capability
(in aMW)
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
Peakers
Gas Dispatch
Contracts
Base Thermal
Hydro
Load w/ CI
* Excludes new resources from the 2007 Integrated Resource Plan shown on next page.

2007 Integrated Resource Plan
Preferred Resource Strategy by 2017
350 MW of natural gas-fired plants
300 MW of wind
87 MW of conservation
38 MW of hydro plant upgrades
34 MW of other renewables
Timing of Preferred Resource Strategy in MW
34 4 10 20 Other Renewables
38 9.5 9.5 9.5 9.5 Hydro Upgrades
87 11 10 10 10 10 9 7 7 7 6 Conservation
300 200 100 Wind
350 80 270 CCCT
Total 2017 2016 2015 2014 2013 2012 2011 2010 2009 2008

What Has Changed?
Citizens Initiative 937 Renewables Mandate
3% Washington energy by 2012
9% Washington energy by 2016
15% Washington energy by 2020
Western governors sign agreement to reduce greenhouse gases
(Washington, California, Oregon, Arizona, New Mexico)
Washington HB 6001 limiting emissions to gas plant (kills coal)
Federal CO
2
legislation in progress
Avista develops global climate change policy (in draft stage)
Higher capital costs for new generation
124.5 2020
73.5 2019
72.5 2018
71.2 2017
69.5 2016
22.6 2015
22.1 2014
21.7 2013
21.3 2012
Avista’s
Requirement to
Meet Mandate
(aMW) Year

10 2008 Budgeted Utility Capital Expenditures $200 million JP Gas Storage Expansion $14.5 Other $22.7 IS/IT $12.6 Growth $43.0 AMR $5.0 Environmental $8.5 Gas $20.9 Generation $26.4 Electric T&D $46.4

2009-2010 Forecasted Utility Capital Expenditures*
$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
2009 2010
Environmental Gas
Generation Growth
IS/IT Other
Electric T&D
*Excludes capital expenditures for 50 MW wind project

Avista Utilities Regulatory Update
Authorized
50.00% 10.00% 8.20%
Oregon Natural Gas
(settlement reached on February 22, 2008)
42.59%
46.00%
Common
Equity Level
Return
on
Equity
Rate of
Return Jurisdiction and Service
10.40% 9.25%
Idaho Electric and Natural Gas
(implemented in September 2004)
10.20% 8.20%
Washington Electric and Natural Gas
(implemented in January 2008)
$89 million $73 million $502 million $151 million $890 million
Gas Gas Electric Gas Electric
Oregon Idaho Washington
Rate Base*
* Rate base as of 12/31/07

Oregon Gas General Rate Case
Filed October 12, 2007
All-party settlement agreement reached on February 22, 2008
Increase will be implemented in two steps resulting in a total of $2.28 million
$866,000 in April 2008
Approximately $1.42 million in November 2008 based on completion of certain capital projects
51.2%
11.0%
8.98%
2.3%
$3.0 M
Original Request
50.0% Common equity ratio
10.0% Return on equity
8.2% Rate of return
1.82% % increase
$2.28 M Amount
Settlement
Agreement

Washington Electric and Gas General Rate Case
Primary Electric Revenue Requirement Factors
Hydro
Relicensing &
Compliance
Issues
30%
Distribution &
Other Expense
13%
Increased Net
Plant
Investment
(1)
36%
Production &
Transmission
Expense
21%
Increased Loads
Mid Columbia Purchase Expenses
Colstrip & Kettle Falls Thermal Fuel Expenses
Distribution Operation & Maintenance Costs
Administrative & General Expenses
(1) Includes return on investment, depreciation
and taxes, offset by the tax benefit of interest
Spokane River Relicensing
Montana Riverbed lease Settlement
46.3% 46.3% Common Equity Ratio
10.8% 10.8% Return on Equity
8.4% 8.4% Rate of Return
3.3% 10.3% % Increase
$6.6 M $36.6 M Amount
Natural
Gas Electric Filed March 4, 2008

Idaho Electric and Gas General Rate Case
The last General Rate Case filed in Idaho was in February 2004
Hydro
Relicensing &
Compliance
Issues
12%
Distribution &
Other Expense
8%
Increased Net
Plant
Investment
(1)
36%
Production &
Transmission
Expense
48%
Increased Loads
Mid Columbia Purchases
Colstrip & Kettle Falls Thermal Fuel Expenses
(1) Includes return on investment, depreciation and taxes,
offset by the tax benefit of interest
Spokane River Relicensing
Montana Riverbed Lease Settlement
Primary Electric Revenue Requirement Factors
Distribution Operation & Maintenance Costs
Administrative & General Expenses
General Upgrades – Hydro & Thermal
Transmission Upgrades
Distribution – 5 years of new customer growth & AMR Project
47.9% 47.9% Common Equity Ratio
10.8% 10.8% Return on Equity
8.74% 8.74% Rate of Return
6.5% 16.7% % Increase
$4.7 M $32.3 M Amount
Natural
Gas Electric Filed April 3, 2008

16 Advantage IQ

Advantage IQ
Analyzes utility usage and provides cost-management services for national, multi-site customers
Management services include electricity, natural gas, water/sewer, waste and telecom expenses
Manage over $12.5B in expenses for 410+ clients
Currently process and pay 660,000 bills per month, supporting 214,000+ sites nationwide
Entertainment
Fast Food
Government
Grocery
Hospitality
Industrial
Medium Box Retail
Small Box Retail
Airlines
Banking/Finance
Big Box Retail
Casual Dining
Commercial
Communications
Convenience Stores
Education

Financial Information
Revenue
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
$45,000
$50,000
2005 2006 2007 Q1 2008
Net Income
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
2005 2006 2007 Q1 2008

19 Financial

Investment Grade Credit Rating
BBB- Baa3 BBB- Senior Unsecured Debt
BBB Baa2 BBB+ Senior Secured Debt
BB+ Baa3 BBB- Corporate/Issuer Rating
Fitch, Inc. Moody’s Standard & Poor’s
Standard & Poor’s upgraded corporate credit rating and senior unsecured debt from BB+ to BBB- on February 7, 2008
Upgraded Senior Secured from BBB- to BBB+ in September 2007
On December 20, 2007, received upgrade from Moody’s Investors Service

6%
3%
4%
1%
25%
8%
2%
2%
6%
2%
14%
19%
9%
$0
$50
$100
$150
$200
$250
$300
09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38
Long-term debt outstanding April FMB's issuance Proposed 2008 debt issuances
Debt Maturities by Year
proforma December 31, 2008

AVA Dividend Payment History
$0.12 per share
dividend initially paid
Dec. 15, 1998
$0.12
$0.125
$0.130
$0.135
$0.140
$0.145
$0.150
$0.165
$0.100
$0.110
$0.120
$0.130
$0.140
$0.150
$0.160
$0.170
Dividend Increase Occurred Dividend Payment Trend

23 $0.72 $0.92 $1.46 $0.72 $0.47 -$0.05 $0.15 $0.35 $0.55 $0.75 $0.95 $1.15 $1.35 $1.55 $1.75 2004 2005 2006 2007 Q1 2008 Consolidated Earnings

2008 Earnings Guidance $(0.03)-$0.00 $0.10-$0.12 $1.20-$1.40 $1.35-$1.55 Other Advantage IQ Avista Utilities Consolidated

This presentation contains forward-looking statements, including statements regarding our current expectations for future financial performance and cash flows, capital expenditures, our current plans or objectives for future operations, future hydroelectric generation projections and other factors, which may affect the company in the future. Such statements are subject to a variety of risks, uncertainties and other factors, most of which are beyond our control and many of which could have significant impact on our operations, results of operations, financial condition or cash flows and could cause actual results to differ materially from those anticipated in such statements.
The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: weather conditions, including the effect of precipitation and temperatures on the availability of hydroelectric resources and the effect of temperatures on customer demand; changes in wholesale energy prices that can affect, among other things, cash needed to purchase electricity, natural gas for our retail customers and natural gas fuel for electric generation, and the value of surplus energy sold, as well as the market value of derivative assets and liabilities; volatility and illiquidity in wholesale energy markets, including the availability and prices of purchased energy and demand for energy sales; the effect of state and federal regulatory decisions affecting our ability to recover costs and/or earn a reasonable return including, but not limited to, the disallowance of costs that we have deferred; the potential effects of any legislation or administrative rulemaking, including the possible adoption of national or state laws requiring resources to meet certain standards and placing restrictions on greenhouse gas emissions to mitigate concerns over global warming; the outcome of pending regulatory and legal proceedings arising out of the “western energy crisis” of 2000 and 2001, and including possible retroactive price caps and resulting refunds; the outcome of legal proceedings and other contingencies; changes in, and compliance with, environmental and endangered species laws, regulations, decisions and policies, including present and potential environmental remediation costs; wholesale and retail competition including, but not limited to, electric retail wheeling and transmission costs; the ability to relicense and maintain licenses for our hydroelectric generating facilities at cost-effective levels with reasonable terms and conditions; unplanned outages at any of our generating facilities or the inability of facilities to operate as intended; unanticipated delays or changes in construction costs, as well as our ability to obtain required operating permits for present or prospective facilities; natural disasters that can disrupt energy production or delivery, as well as the availability and costs of materials and supplies and support services; blackouts or disruptions of interconnected transmission systems; the potential for future terrorist attacks or other malicious acts, particularly with respect to our utility assets; changes in the long-term climate of the Pacific Northwest, which can affect, among other things, customer demand patterns and the volume and timing of streamflows to our hydroelectric resources; changes in future economic conditions in our service territory and the United States in general, including inflation or deflation; changes in industrial, commercial and residential growth and demographic patterns in our service territory; the loss of significant customers and/or suppliers; default or nonperformance on the part of any parties from which we purchase and/or sell capacity or energy; deterioration in the creditworthiness of our customers and counterparties; our ability to obtain financing through the issuance of debt and/or equity securities, which can be affected by various factors including our credit ratings, interest rates and other capital market conditions; the effect of any change in our credit ratings; changes in actuarial assumptions, the interest rate environment and the actual return on plan assets for our pension plan, which can affect future funding obligations, costs and pension plan liabilities; increasing health care costs and the resulting effect on health insurance provided to our employees and retirees;
increasing costs of insurance, changes in coverage terms and our ability to obtain insurance; employee issues, including changes in collective bargaining unit agreements, strikes, work stoppages or the loss of key executives, as well as our ability to recruit and retain employees; the potential effects of negative publicity regarding business practices, whether true or not, which could result in, among other things, costly litigation and a decline in our common stock price; changes in technologies, possibly making some of the current technology obsolete;
changes in tax rates and/or policies; and changes in our strategic business plans, which may be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses.
For a further discussion of these factors and other important factors, please refer to the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2007 and the company’s 10-Q for the quarter ended March 31, 2008. The forward-looking statements contained in this news release speak only as of the date hereof. The company undertakes no obligation to update any forward-looking statement or statements to reflect events or circumstances that occur after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the company’s business or the extent to which any such factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement.
Securities ratings are not recommendations to buy, sell or hold securities.  The ratings are subject to change or withdrawal at any time by the respective credit rating agencies.  Each credit rating should be evaluated independently of any other ratings.